

CSST

China Security & Surveillance Technology(PRC),Inc.

安防科技(中国)有限公司

CSCT.OB

FORWARD LOOKING STATEMENT

The statements made in this presentation are forward-looking statements. Risk factors that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, general business conditions, managing growth, and political and other business risk. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risk and other factor detailed in the Company's reports filed with the Securities and Exchange Commission. China Security and Surveillance Technology Inc. undertakes no duty to update those forward-looking statements.

COMPANY INTRODUCTION

PROVIDER OF SECURITY & SURVEILLANCE SOLUTIONS IN CHINA

ESTABLISHED APR, 2001 – COMPLETED RTO SEPT, 2005

HIGH GROWTH INDUSTRY	• China's Security Surveillance Market > 45% CAGR over 5 years • Estimated $33.2B market by 2009
EXTENSIVE NETWORK	• >600 Sales Reps • Wide distribution of branches all over China
FAVOURABLE GROWTH DRIVERS	• Government initiatives • Growing number of International events in China • Increasing in general security awareness
LEADING POSITION	• Via Vertical & Horizontal Integration • Access to US capital Markets

2007 FINANCIAL SNAPSHOT



Revenue
NI
NI (Non-GAAP)
$16.1
$5.7
$5.7
$32.7
$7.3
$7.3
$106.9
$22.9
$22.9
$14.6
$3.5
$3.6
$38.5
$4.5
$6.7
2004
2005
2006
Q1 2006
Q1 2007
EPS
EPS (Non-GAAP)
$0.34
$0.39
$0.85
$0.86
$0.16
$0.17
$0.13
$0.20

Total Outstanding Shares — 31st March 2007

• 34 M

CORPORATE STRUCTURE


China Security & Surveillance Technology Inc.,
OTCBB : CSCT
CSST (CHINA) Ltd
China Safetech Holdings Ltd (BVI)
Golden Group (Shenzhen)
HiEasy (Wuhan)
CSST (Hong Kong)
HTZ (Shenzhen)
MingKing (Changzhou)
Chuangguan (Shenzhen)
Cheng Feng (Shanghai)

FOCUSED ON SECURITY & SURVEILLANCE


Design & Manufacturing
Distribution & Installation
Post Sale Services
CSST


As at 31st March 2007
Accessories 11.5%
Turnkey Solution 88.5%

SECURITY & SURVEILLANCE PRODUCTS



Standalone DVR

- Pre-installed with CSST's surveillance software system
- Scalable HDD
- Web server capability
- Digital MPEG 4
- Multiple port (4 – 16)



Embedded DVR

- 4U DVR system
- Pre-installed with CSST's surveillance software system
- Scalable HDD
- Web server capability
- Digital MPEG 4
- Windows OS
- Multiple port (4 – 36



Digital Cameras

- Sphere, Infra-red, motion detectors
- CCD
- High resolution
- Black & White / Color



Accessories

- DVR compression Cards
- Video Capture Cards
- Motorized Rackmount series
- Decoders

PROJECTS

Laiwu, Shandong



Factory Surveillance

Doumen, Zhuhai



Border Control Surveillance

Jian, Jiangxi



Banking Surveillance

Shenzhen



Campus Surveillance

Zhengzhou, Henan



Transportation Surveillance

Fuzhou, Jiangxi



City Wide Surveillance

Huangdao, Shandong



Public Security Sector

PROJECTS

Revenue by Customers

- Corporate – 50%
- Govt – 40%
- Others – 10%


Coporate
Govt
Others
10%
40%
50%

Revenue by Customers

- Equipment – 40%
- Engineering – 30%
- Software – 20%
- Maintenance – 10%


Equipment
Engineering
Software
Maintenance
10%
20%
40%
30%

REVENUES BY REGIONS

2006


North West Region
Central North Region (Beijing)
North East Region (Shenyang)
North Central Region (Jinan)
East Central Region (Shanghai)
Central Region (Nanchang)
South West Region (Chengdu)
South Central Region (Guangzhou)
HQ (Shenzhen), $5M
Approx. figures in US$

INDUSTRY DYNAMICS

Key Factors driving the security market in China


Major International Events
Robust Real Estate Growth
Increasing Urbanization
Favourable Regulatory Environment

GROWING INDUSTRY

China's Security & Surveillance Market


$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$4.30
$6.91
$12.08
$18.05
$26.06
$33.18
$43.10
2004
2005
2006
2007
2008
2009
2010

Notes : Figures in USD Billions

Source : China Public Security Guide

KEY OPPORTUNITIES

Current

- Safe City Projects
- State Ordinance 458
- Residential Estates
- Railway/Bus Stations
- Traffic Control/ Toll Roads
- Educational institutions, airports, border control, etc.

Potential

- International events (Beijing Olympics, Shanghai World's Fair 2010
- Coal mines

CSST

SIGNIFICANCE OF SAFE CITY PROJECTS

- Secure & Stable society. Priority for Central Govt (11th 5-year plan)
- Global incidents have fueled concerns
- Surveillance systems for public areas, traffic junctions, govt. buildings, etc
- Cities have their own budgets to determine the size and extent of the contracts
- Initial project phases have started. Major installations will begin in 2007

CSST

ESTIMATED MARKET SIZE FOR SAFE CITY PROJECTS

- Possible contract value average approx. **$30M**
- Approx. 660 cities requiring installations
- Addressable market size approx. **$25B**



- Street Cameras
- Traffic Junctions
- Main Public and Govt areas
- Linked to local Public Security Bureau

3111 PROJECT

- **Testing Phase for monitoring and reporting network**
- **"3" : Province, City, County**
- **"111": Each Province will select 1 city**
- **Each City will select 1 County**
- **Each County will select one district**
- **Selection is based upon financial strength**
- **Once successful, Govt. will conduct nationwide roll-out**



Province
City
County

SURVEILLANCE FOR ENTERTAINMENT VENUES



Electronic eyes for discos in campaign against vice

Beijing has ordered karaoke clubs and discos — which are widely popular and notorious fronts for prostitution and drugs — to install electronic eyes and open windows in backrooms to cut down on crime.

Government officials will also be banned from opening karaoke bars, video game parlors and other entertainment venues, according to guidelines published by the *People's Daily*, the Communist Party's mouthpiece.

The guidelines aim to clean up the nation's increasingly seedy entertainment industry amid a rise in prostitution, gambling and drug use, state media said Tuesday.

Relatives of officials in the cultural and public security departments, who are in charge of overseeing the entertainment industry, will also be banned from any involvement.

Officials caught running such businesses or not stopping their relatives from doing so will face punishment, including dismissal, according to the regulations issued by the State Council, the country's Cabinet.

The rules, which will go into effect on March 1, also forbid gambling, prostitution and other illegal activities at the businesses.

"Entertainment halls must set up video-monitoring systems covering their entrances, exits and main corridors and ensure that the cameras are kept running during operating hours and are not interrupted," the *Beijing Youth Daily* cited the rules as stating.

Nightclubs must keep their security tapes for 30 days in case local police or officials need them in investigations, the newspaper said.

The rules, published in full in the state-run *People's Daily*, added that private rooms, staples of karaoke clubs where most customers rent rooms by the hour, must have transparent windows and no locks on doors.

AGENCE FRANCE-PRESSE, REUTERS

The Hong Kong Standard
Feb 15, 2006

FACILITIES

Manufacturing Facilities

- Located in Shenzhen
- Manufacture PCBs
- DVR, Cameras and accessories






R&D Facility

- Located in Shenzhen
- Joint Lab with Beijing University





COMPETITIVE LANDSCAPE

3 levels of competition

- Manufacturers
- Local Distributors
- Local System Integrators

Characteristics

- None are vertically integrated
- Geographical limitation
- Majority are SMEs
- Cannot compete effectively in larger projects

15,000 – 18,000 different vendors in the market

COMPETITIVE ADVANTAGE


One-Stop-Shop
World Class R&D
Comprehensive Product Portfolio
Large Sales Network
CSST
Leadership Position

MERGERS & ACQUISITIONS

General Characteristics


Best of Breed
Centred around Safe City
Accretive
Cash/Equity (with Lock-up)
Additional Strong Management Team

MERGERS & ACQUISITIONS

28 June, 2007 (Beijing)









STRATEGIC DIRECTION

Streamline into 3 business segments

CSST

Manufacturing	System Integration / Solutions	Security & Surveillance Services
• Located in Shenzhen • Cameras, DVR and other related accessories • OEM	• Turnkey Solutions • Safe city projects • Corporate/Govt	• Located in Beijing • Monitoring & Alarm Services

SECURITY & SURVEILLANCE SERVICES

China Security & Surveillance Service (PRC) Ltd

- Operations to begin by Q3
- Significant revenue streams to begin by 2009
- Initially focused on existing customer base



Security & Surveillance Service Division in Beijing
Alarm & Monitoring Services
Recurring

CERTIFICATIONS


深圳市高新技术企业
50
2006 中国安防产业五十强
3111 Product Recognition – CSST Camera System
高新技术企业认定证书
中国安防

High-Tech ... Report ... Certificate

2006 The Top Enterprises in China's Security Industry

Top 100 fastest growing Co. in Security & Surveillance Tech

China Famous Brand

Design, Construction & Maint Cert

FINANCIALS

	2003	2004	2005	2006
Revenues	$11.79	$16.06	$32.69	$106.99
Growth	-	36%	104%	227%
Gross Margins	$4.21	$7.26	$9.21	$31.01
Growth	-	72%	27%	236%
% of Revenues	36%	45%	28%	28%
Net Income	$2.75	$5.73	$7.27	$22.93
Growth	-	108%	27%	215%
% of Revenues	23%	35%	22%	21%
EPS	$0.16	$0.34	$0.39	$0.85

Notes:
- Figures in USD millions
- All four years are audited statements (USGAAP)
- 2003 & 2004 : Child Van Wagoner & Bradshaw, PLLC
- 2005 & 2006: GHP Horwath
- GAAP EPS (Diluted)

Q1, 2007 FINANCIAL HIGHLIGHTS

- 39 New Contracts (total value $33.6M) signed during Q1 2007
- Revenues = $38.5M (163% growth from 2006)
- Gross Profit = $10.1M (130.1% increase from 2006)
- Net Income = $4.5M (28.2% increase from 2006)
- Non-GAAP Net Income = $6.7M (188% increase from 2006)
- EPS = $0.13 (GAAP), $0.20 (Non-GAAP)

CSST

SUMMARY BALANCE SHEET

	As of 31st Dec 06	As of 31st March 07
Cash and cash equivalents	**$30.9M**	**$71.9M**
Working Capital	**$63.5M**	**$117.2M**
Total Assets	**$114.5M**	**$187.1M**
Current Liabilities	**$22.6M**	**$21.2M**
Long Term Liabilities	**$2.0M**	**$61.2M**
Shareholders' Equity	**$89.8M**	**$104.6M**

CSST

MANAGEMENT

Mr. Guoshen Tu
Chairman & CEO

- M.A. Philosophy, Zhejiang University
- Entrepreneur (since 1992)

Mr. Terence Yap
Vice Chairman & CFO

- MBA, Chinese University of Hong Kong
- B.S. Finance & Accounting (Australia)
- Corporate Strategy, Corporate representative

Mr. Shufang Yang
COO

- EMBA, China Europe International Business School
- President & CEO of Shanghai Cheng Feng (since 2001)

Dr. Yong Zhao
CTO

- Phd, Engineering
- Post-Doctoral Fellow, center for Signal Processing & Communications, Concordia University
- Associate Professor, Shenzhen Grad School of Beijing University

CSST

INVESTMENT HIGHLIGHTS

- Significant Growing Market
- Endorsement by Government
- Experienced Professional Management Team
- Significant Revenues & Earnings Growth
- Clear Domestic Leader in a Highly Fragmented Industry

CSST

CSST

Safety is Everything

Thank You